AMENDED AND RESTATED LETTER AGREEMENT NO. 1

As of October 30, 2018

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900 Aircraft and A350-900 Aircraft Purchase Agreement dated November 24, 2014 as amended, modified or supplemented from time to time, including on the date hereof (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.

This amended and restated Letter Agreement No. 1 (hereinafter referred to as the “Letter Agreement No. 1”) cancels and replaces the amended and restated Letter Agreement No. 1 entered into between the Buyer and the Seller on April 29, 2016.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 1 have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 1.

Both parties agree that this Letter Agreement No. 1 shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 1 shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 1 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 1 shall govern.

1	[***]

1.1	A330-900 Aircraft

1.1.1	In respect of each A330-900 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller shall provide to the Buyer the following [***]:

(i)	[***],

(ii)	[***],

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(iii)	[***],

(iv)	[***],

(v)	[***],

(vi)	[***],

(vii)	[***], and

(viii)	[***].

(ix)	[***]
[***]
[***]

1.1.2	The A330-900 Aircraft [***].

1.1.3	The A330-900 Aircraft [***].

1.1.4	[***]
[***]:
[***].
1.1.5    [***]
1.1.6    [***]
1.1.7    [***]
[***]
1.1.8    [***]
1.1.9    [***]
1.1.10    [***]
[***]:
(i)        [***], and

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(ii)	[***].
[***]
1.1.11    [***]

[***]:

(i)	[***],

(ii)	[***],

(iii)	[***],

1.1.12	[***].

1.1.13	[***]

1.1.14	[***]

1.1.15	[***]

1.2	A350-900 Aircraft

1.2.1	In respect of each A350-900 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller shall provide to the Buyer [***]:

(i)	[***],

(ii)	[***],

(iii)	[***],

(iv)	[***],

(v)	[***],

(vi)	[***],

(vii)	[***], and

(viii)	[***].

1.2.2	[***]

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1.2.3	[***]

1.2.4	[***]
[***];

(i)	[***]

(ii)	[***]

1.2.5	[***]

1.2.6	[***]

1.2.7	[***]
[***]
[***]
[***]

1.2.8	[***]
[***]
[***]
[***]

1.2.9	[***]
[***]:

(i)	[***], and

(ii)	[***].
[***]

1.3	[***]

1.3.1	[***]
(a)    [***]:

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(i)	[***], and

(ii)	[***], and

(b)	[***].
[***]
[***]

1.3.2	[***]

(a)	[***]:

(i)	[***], and

(ii)	[***], and

(b)	[***].
[***]
[***]

1.4	[***]
[***]

1.5	[***]

2	[***]

2.1	[***]:

(i)	[***],

(ii)	[***], and

(iii)	[***].

2.2	[***]:

(i)	[***],

(ii)	[***], and

(iii)	[***].

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3	ASSIGNMENT
This Letter Agreement No. 1 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

4	CONFIDENTIALITY
This Letter Agreement No. 1 is subject to the terms and conditions of Clause 22.7 of the Agreement.

5	COUNTERPARTS
This Letter Agreement No. 1 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By : /s/ Benoit de Saint-Expéry
Its : Vice President Contracts Negotiation

Accepted and Agreed

DELTA AIR LINES, INC.

By : /s/ Gregory A. May
Gregory A. May
Its : Senior Vice President – Fleet & Technical Procurement

CT1404840 LA 1 to the A330-900 and A350-900 Purchase Agreement [***]
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AMENDED AND RESTATED LETTER AGREEMENT NO. 2

As of October 30, 2018

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900neo Aircraft and A350-900 Aircraft Purchase Agreement dated as of November 24, 2014 (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.

This amended and restated Letter Agreement No. 2 (hereinafter referred to as the “Letter Agreement No. 2”), dated as of the date hereof, cancels and replaces the Letter Agreement No. 2 entered into between the Buyer and the Seller on November 24, 2014.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 2 have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 2.

Both parties agree that this Letter Agreement No. 2 shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 2 shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 2 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 2 shall govern.

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6	[***]
Clauses 5.2.1, 5.2.2 and 5.2.3 of the Agreement are deleted in their entirety and replaced with the following text:
[***]
[***]

[***]
[***]
[***]:
[***], and

[***].

[***]

[***]
[***]

(i)	[***]

[***]:

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[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

(ii)	[***]

[***]

[***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

and,

(b) [***]

(iii)	[***]

[***]:

(a) [***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CT1404840 LA 2 [***]         LA 2-4
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[***]	[***]
[***]	[***]
[***]	[***]

and,

(b) [***]

(iv)	[***]

[***]:

(a)	[***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

and,

CT1404840 LA 2 [***]         LA 2-5
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(b) [***].

(v)	[***]

[***]:

(a)	[***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

and,

(b)	[***].

(vi)	[***]

[***]:

a. [***]:

CT1404840 LA 2 [***]         LA 2-6
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[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

and,

(b) [***].

5.2.3.1.3	[***]

[***]:

a. [***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CT1404840 LA 2 [***]         LA 2-7
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[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

and,

(b) [***].

5.2.3.2	[***]

[***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

5.2.3.3	[***]

7	ASSIGNMENT

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This Letter Agreement No. 2 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

8	CONFIDENTIALITY
This Letter Agreement No. 2 is subject to the terms and conditions of Clause 22.7 of the Agreement.

9	COUNTERPARTS
This Letter Agreement No. 2 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

CT1404840 LA 2 [***]         LA 2-9
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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By : /s/ Benoit de Saint-Expéry
Its : Vice President Contracts Negotiation

Accepted and Agreed

DELTA AIR LINES, INC.

By : /s/ Gregory A. May
Gregory A. May
Its : Senior Vice President – Fleet & Technical Procurement

CT1404840 LA 2 to A330-900 and A350-900 Purchase Agreement [***]
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Appendix 1: [***]

[***]

[***]
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AMENDED AND RESTATED LETTER AGREEMENT NO. 4

As of October 30, 2018

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900 Aircraft and A350-900 Aircraft Purchase Agreement dated November 24, 2014 as amended, modified or supplemented from time to time, including on the date hereof (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.

This amended and restated Letter Agreement No. 4 (hereinafter referred to as the “Letter Agreement No.4”), dated as of the date hereof, cancels and replaces the amended and restated Letter Agreement No. 4 entered into between the Buyer and the Seller on July 30, 2018.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 4 have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 4.

Both parties agree that this Letter Agreement No. 4 shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 4 shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 4 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 4 shall govern.

1.	[***]
The Seller hereby grants to the Buyer the following flexibility rights (the “Flexibility Rights”):

1.1	A330-900 Flexibility

1.1.1	[***]

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1.1.1.1	The Seller grants the Buyer the right to [***] certain firmly ordered A330-900 [***] subject to the following:

(i)	[***]

(ii)	[***]

(iii)	[***]:

(a)	[***], and

(b)	[***].

(iv)	[***]

1.1.1.2	[***]
[***]:

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

1.1.1.3	[***]
[***]:

(i)	[***], and

(ii)	[***].

1.1.1.4	[***]

1.1.1.4.1	[***]:

(i)	[***], and,

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(ii)	[***]

a)	[***]:

i.	[***], and

ii.	[***].

b)	[***]

c)	[***]

[***]

1.1.1.4.2	[***]

1.1.1.4.3	[***]

1.1.1.4.4	[***]

1.1.1.4.5	[***]

1.1.2	[***]Aircraft [***]

1.1.2.1	The Seller grants the Buyer the right to [***]:
(i)    [***]
(ii)    [***]
(iii)    [***]
(a)    [***], and
(b)    [***].
(iv)    [***]

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(v)	[***]

1.1.2.2	[***]
[***]:

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	The Seller’s obligation to comply with an [***] shall be subject to the provisions of Paragraph 1.3.

1.1.2.3	[***]
[***]:

(i)	[***], and

(ii)	[***].

1.2	A350-900 Flexibility

1.2.1	[***]

1.2.1.1	[***]:

(i)	[***]

(ii)	[***]

(iii)	[***]

1.2.1.2	[***]
[***]:
(i)    [***]
(ii)    [***]
(iii)    [***]
(iv)    [***]

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1.2.1.3	[***]
[***]:

(i)	[***], and

(ii)	[***].
[***]

1.2.2	[***]

1.2.3	[***]

1.2.3.1	[***]
[***]

1.2.3.2	[***]
[***]:

(i)	[***]:

(a)	[***], and

(b)	[***].

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

(ii)    [***]

(iii)    [***]:

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(a)	[***],

(b)	[***].
[***]
[***]

(iv)	[***]

1.3	General provisions applicable to Flexibility Rights

1.3.1	[***]

1.3.2	[***]

1.3.3	[***]

1.3.4	[***]

2.	[***]

2.1	[***]:

(i)	[***], and

(ii)	[***].

2.2	[***]:

(i)	[***],

(ii)	[***], and

(iii)	[***].

2.3	[***]:
(i)    [***],
(ii)    [***], and
(iii)    [***].

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3.	ASSIGNMENT
This Letter Agreement No. 4 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

4.	CONFIDENTIALITY
This Letter Agreement No. 4 is subject to the terms and conditions of Clause 22.7 of the Agreement.

5.	COUNTERPARTS
This Letter Agreement No. 4 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

CT1404840 LA 4 FLEXIBILITY    LA 4 - 7
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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By : /s/ Benoit de Saint-Expéry
Its : Vice President Contracts Negotiation

Accepted and Agreed

DELTA AIR LINES, INC.

By : /s/ Gregory A. May
Gregory A. May
Its : Senior Vice President – Fleet & Technical Procurement

CT1404840 LA 4 to the A330-900 and A350-900 Purchase Agreement Flexibility
PRIVILEDGED AND CONFIDENTIAL

AMENDED AND RESTATED LETTER AGREEMENT NO. 5

As of October 30, 2018

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900 Aircraft and A350-900 Aircraft Purchase Agreement on November 24, 2014 (as amended, modified or supplemented from time to time the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

This amended and restated Letter Agreement No. 5 (hereinafter referred to as the “Letter Agreement”), dated as of the date hereof, cancels and replaces the amended and restated Letter Agreement No. 5 entered into between the Buyer and the Seller on December 15, 2017.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1	[***]

1.1	[***]

1.1.1	[***]
[***]

[***]

1.1.2    [***]

CT1404840 - LA 5 [***]
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1.1.3	[***]

1.2	[***]

1.2.1	[***]

1.2.2	[***]

2	[***]

2.1	[***]

2.1.1	Clause 2.2.3.1 of the Agreement is deleted in its entirety and is replaced with the following:
[***]

2.1.2	Subclause 2.2.4 of the Agreement is deleted in its entirety and is replaced with the following:
[***]
2.2.4.2 [***]

[***]:

•	[***]; and

•	[***]; and

• [***].

[***]

[***]

2.1.3	Clause 18.1.1.2 of the Agreement is deleted in its entirety and replaced by the following:
[***]
[***]
[***]

2.1.4    Clause 18.1.2 (iii) of the Agreement is deleted in its entirety and is replaced by the following:

CT1404840 - LA 5 [***]
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[***]

2.2	[***]
[***]

2.3	[***]

[***]

2.4	[***]
[***]

2.5	[***]
[***]

[***]

2.5.1	[***]

3	CLAUSE 2 – SPECIFICATION
Subclause 2.3 of the Agreement is deleted in its entirety and replaced with Subclause 2.3 attached hereto as Appendix 4.

4	ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

5	CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.7 of the Agreement.

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6	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By : /s/ Benoit de Saint-Expéry
Its : Vice President Contracts Negotiation

Accepted and Agreed

DELTA AIR LINES, INC.

By : /s/ Gregory A. May
Gregory A. May
Its : Senior Vice President – Fleet & Technical Procurement

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APPENDIX 1
[***]

[***]

[***]

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APPENDIX 2

[***]
[***]

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APPENDIX 3

[***]

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APPENDIX 4

2.3 Specification Amendment
The parties understand and agree that the A350-900 Specification and the A330-900 Standard Specification may be further amended following signature of this Agreement in accordance with the terms of this Subclause 2.3.

2.3.1    Specification Change Notice

The Specification may be amended by written agreement between the parties substantially in the form set out in Exhibit B-1 (each, a “Specification Change Notice” or “SCN”). Each SCN shall set forth the particular Aircraft that would be affected by the SCN as well as, in detail, the particular changes to be made in the Specification, any materials to be deleted from the Aircraft by the Seller in connection with such SCN, and the effect, if any, of such changes on design, performance, weight, balance, Scheduled Delivery Quarter or Scheduled Delivery Month (as applicable), Buyer Furnished Equipment and price of each Aircraft affected thereby and interchangeability or replaceability of parts.

2.3.2    [***]

2.3.2.1	[***]

2.3.2.2	[***]

2.3.3    Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with the Agreement (“Development Changes”), as set forth in this Subclause 2.3.3.

2.3.3.1    Manufacturer Specification Change Notices

The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which shall be substantially in the form set out in Exhibit B-2 hereto, or by such other means as may be deemed appropriate, and shall set forth the particular Aircraft that are affected by the MSCN as well as, in detail, the particular changes to be made in the Specification, any materials to be deleted from the Aircraft by the Seller in connection with such MSCN, and the effect, if any, of such changes on design, performance, weight, balance, Scheduled Delivery Quarter or Scheduled Delivery Month (as applicable), Buyer Furnished Equipment and price of each Aircraft affected thereby and interchangeability or replaceability of parts.

Except when the MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence, in which case the MSCN shall be accomplished without requiring the Buyer’s consent, if the MSCN adversely affects the performance, weight, Base Price, Delivery Date

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APPENDIX 4

of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, [***].

For the purposes of Subclause 2.3.3.1, the term “equipment obsolescence” refers to equipment which is no longer manufactured or available commercially.

2.3.3.2
In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, such revision shall be performed by the Seller without the Buyer’s consent. In such cases, the Buyer shall have access to the details of such changes through the relevant application in AirbusWorld.

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AMENDED AND RESTATED LETTER AGREEMENT NO. 8

As of October 30, 2018

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: SUPPORT MATTERS

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900 Aircraft and A350-900 Aircraft Purchase Agreement dated November 24, 2014 as amended, modified or supplemented from time to time, including on the date hereof (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.

This amended and restated Letter Agreement No. 8 (hereinafter referred to as the “Letter Agreement No.8”), dated as of the date hereof, cancels and replaces the amended and restated Letter Agreement No. 8 entered into between the Buyer and the Seller on December 15, 2017.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 8 have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 8.

Both parties agree that this Letter Agreement No. 8 shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 8 shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 8 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 8 shall govern.

1	WARRANTIES

1.1	Warranties and Service Life Policy

1.1.1	Standard Warranty

Subclause 12.1.3 of the Agreement is deleted in its entirety and replaced with the following:

[***]

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[***]

1.1.2    Seller Service Life Policy
Subclauses 12.2.2 and 12.2.3 of the Agreement are deleted in their entirety and replaced with the following:
“12.2.2        Periods and Seller’s Undertaking
Subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item within [***] to the Buyer, the Seller shall, at its own discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation in the cost as hereinafter provided, either:

(i)
design and furnish to the Buyer a correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts unless a part of an Item), or

(ii)	replace such Item.

12.2.3    Seller’s Participation in the Cost

Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer at the Seller’s current sales price therefor, less the Seller’s financial participation, which shall be determined in accordance with the following formula:

[***]

1.1.3	[***]
[***]

1.1.4	[***]
[***]
[***]

1.1.5	[***]
[***]

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[***]
[***]
[***]
[***]

2	TECHNICAL PUBLICATIONS

2.1	Clause 14.6 of the Agreement is deleted in its entirety and replaced with the following:
“14.6    Revision Service
[***]

Thereafter revision service shall be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.”

[***]

3	[***]

3.1	[***]

3.1.1	[***]

3.1.1.1	[***]

[***]

[***]

[***]

3.1.1.2	[***]

[***]:

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(a)	[***]:

(i)	[***], and

(ii)	[***] and,

(b)	[***].
[***]
[***]

3.1.2	[***]

[***]
[***]:

(A)	[***],

(B)	or by:

(i)	[***], and

(ii)	[***].

[***]

[***]

3.1.3	[***]
[***]:

(i)	[***], and

(ii)	[***].
[***]
[***]

3.2	[***]

3.2.1	[***]

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3.2.1.1	[***]
[***]

[***]

3.2.1.2	[***]

[***]

(a)	[***]:

(i)	[***], and

(ii)	[***], and

(b)	[***].
[***]
[***]

3.2.2	[***]
[***]

[***]

[***]

3.2.3	[***]

[***]:

(i)	[***], and

(ii)	[***].
[***]

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4	[***]
[***]

[***]

[***]

[***]

5	[***]
[***]

6	[***]

6.1	[***]

6.1.1	[***]:

a.	[***], and

b.	[***], and

c.	[***]

6.1.2	[***]

6.2	[***]

6.2.1	[***]

6.2.2	[***]

6.2.3	[***]

i.	[***], and

ii.	[***], and

iii.	[***].

6.2.4	[***]

6.3    [***]

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[***]:

(i)	[***], and

(ii)	[***], and

(iii)	[***].

7	ASSIGNMENT
This Letter Agreement No. 8 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

8	CONFIDENTIALITY
This Letter Agreement No. 8 is subject to the terms and conditions of Clause 22.7 of the Agreement.

9	COUNTERPARTS
This Letter Agreement No. 8 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By : /s/ Benoit de Saint-Expéry
Its : Vice President Contracts Negotiation

Accepted and Agreed

DELTA AIR LINES, INC.

By : /s/ Gregory A. May
Gregory A. May
Its : Senior Vice President – Fleet & Technical Procurement

CT1404840 LA 8 to the A330-900 and A350-900 Purchase Agreement Support Matters
PROPRIETARY AND CONFIDENTIAL

Appendix A: [***]

[***]

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AMENDED AND RESTATED LETTER AGREEMENT NO. 10

As of October 30, 2018

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: MISCELLANEOUS

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900 Aircraft and A350-900 Aircraft Purchase Agreement dated as of November 24, 2014 (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.

This amended and restated Letter Agreement No. 10 (hereinafter referred to as the “Letter Agreement No. 10”), dated as of the date hereof, cancels and replaces the Letter Agreement No. 10 entered into between the Buyer and the Seller on November 24, 2014.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 10 certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 10 have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 10.

Both parties agree that this Letter Agreement No. 10 shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 10 shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 10 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 10 shall govern.

1	[***]
[***]

2	CLAUSE 0 – DEFINITIONS

2.1	Clause 0 of the Agreement is amended to delete the following defined term and replace it as follows:
“Development Changes – as defined in Subclause 2.3.3.”

[***]

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2.2	Clause 0 of the Agreement is amended to add the following defined terms:
[***]

[***]

[***]

[***]

3	CLAUSE 3 – PRICE
Subclause 3.3 of the Agreement is deleted in its entirety and replaced with Subclause 3.3 attached hereto as Appendix 1.

4	CLAUSE 5 – PAYMENT TERMS

4.1	Subclause 5.3 of the Agreement is deleted in its entirety and replaced as follows:
QUOTE
5.3    [***]
[***]

(i)	[***], and

(ii)	[***]

a.	[***], or

b.	[***].
[***]
[***]
[***]

a.	[***], and
b.    [***]

[***].

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UNQUOTE

4.2	Subclause 5.4 of the Agreement is deleted in its entirety and replaced as follows:

“5.4	Payment of Other Amounts

5.4.1	[***]

5.4.2 Setoff/Application of Payments
[***]

4.3	Subclause 5.5 of the Agreement is deleted in its entirety and replaced as follows:

“5.5	Overdue Payments

If any payment due to the Seller is not received by the Seller on the date or dates as agreed upon between the Buyer and the Seller, the Seller shall have the right to claim from the Buyer, and the Buyer shall promptly pay to the Seller, upon receipt of such claim, interest (on the basis of a 365 day year) at a rate per annum equal to [***], to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by the Seller. The Seller’s right to receive such interest shall be in addition to any other rights of the Seller hereunder or at law.”

4.4	Subclause 5.10 of the Agreement is deleted in its entirety.

5	CLAUSE 7 – CERTIFICATION

5.1	Subclauses 7.3 and 7.4 of the Agreement are deleted in their entirety and replaced with the following:

“7.3	Specification Changes before Aircraft Ready for Delivery

7.3.1	[***]

7.3.2
The Seller shall as far as practicable, [***], take into account the information available to it concerning any proposed law, rule or regulation or interpretation that could become a Change in Law, in order to minimize the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective before the Aircraft is Ready for Delivery.

7.3.3	[***]:

(i)	[***];

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(ii)	[***];

(iii)	[***].

7.3.4	[***]

7.4	Specification Changes after Certificate of Acceptance
[***]

5.2	A new Subclause 7.5 is added to the Agreement as follows:

“7.5    [***]

[***]

6	CLAUSE 8 – THE BUYER’S ACCEPTANCE

6.1	Subclause 8.1.2 of the Agreement is deleted in its entirety and replaced with the following:
[***]

6.2	Subclause 8.2 of the Agreement is deleted in its entirety and replaced with the following:
“8.2    [***]

[***]:

(i)	[***],

(ii)	[***], and

(iii)	[***].
[***]

7	CLAUSE 9 - DELIVERY

Subclause 9.3 of the Agreement is deleted in its entirety and replaced with the following:

“9.3    Flyaway Expenses

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9.3.1 The Buyer and the Seller will cooperate to obtain any licenses that may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft

9.3.2 [***]

8	CLAUSE 10 – EXCUSABLE DELAY
Clause 10 of the Agreement is deleted in its entirety and replaced with Clause 10 attached hereto as Appendix 2.

9	CLAUSE 11 – INEXCUSABLE DELAY
Clause 11 of the Agreement is deleted in its entirety and replaced with Clause 11 attached hereto as Appendix 3.

10	CLAUSE 20 – INDEMNIFICATION AND INSURANCE
Clause 20 of the Agreement is deleted in its entirety and replaced with Clause 20 attached hereto as Appendix 4.

11	CLAUSE 21 – TERMINATION FOR CERTAIN EVENTS
Clause 21 of the Agreement is deleted in its entirety and replaced with Clause 21 attached hereto as Appendix 5.

12	ASSIGNMENT
This Letter Agreement No. 10 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

13	CONFIDENTIALITY
This Letter Agreement No. 10 is subject to the terms and conditions of Subclause 22.7 of the Agreement.

14	COUNTERPARTS
This Letter Agreement No. 10 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).
.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By : /s/ Benoit de Saint-Expéry
Its : Vice President Contracts Negotiation

Accepted and Agreed

DELTA AIR LINES, INC.

By : /s/ Gregory A. May
Gregory A. May
Its : Senior Vice President – Fleet & Technical Procurement

CT1404840 LA 10 to the A330-900 and A350-900 Purchase Agreement Miscellaneous
PRIVILEDGED AND CONFIDENTIAL

APPENDIX 1

3.3    Taxes, Duties, and Imposts

3.3.1	The Seller shall bear and pay the amount of [***].

3.3.2	The Buyer shall bear and pay the amount of [***].

3.3.3	The Seller shall [***].

3.3.4	It is expressly understood and agreed that [***].

3.3.5	It is expressly understood and agreed that [***].

3.3.6	[***]

3.3.7	[***]

3.3.8	[***]

3.3.9	[***]

3.3.10	[***]

3.3.11	Taxes and Disputes

[***]

[***]

[***]

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APPENDIX 2

10    EXCUSABLE DELAY

10.1    Scope

The Seller shall not be responsible for or be deemed to be in default on account of delays in Delivery or failure to deliver or otherwise in the performance of the Agreement or any part hereof [***].

[***]

[***]

10.2    Unanticipated Delay

In the event that the Delivery of any Aircraft is delayed by reason of an Excusable Delay for a period of more than [***].

10.3    Anticipated Delay

In respect of any Aircraft, the Seller may [***].

10.4    Delivery Date

[***]

10.5    Lost, Destroyed or Damaged Aircraft

In the event that prior to Delivery any Aircraft is lost, destroyed or damaged beyond economic repair, the Seller shall notify the Buyer in writing within [***] after such event. Such notice shall specify the earliest date, consistent with the Seller’s other contractual commitments and production capabilities, by which the Seller would be able to deliver a replacement for such Aircraft. [***] In the event of termination of the Agreement as to a particular Aircraft as a result of such loss, destruction or damage the obligations and liabilities of the parties hereunder with respect to such Aircraft shall be discharged. [***].

10.6	[***]

10.7    REMEDIES

THIS CLAUSE 10 AND CERTAIN RELATED PROVISIONS ELSEWHERE IN THIS AGREEMENT SET FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR EXCUSABLE DELAYS IN DELIVERY OR FAILURE TO DELIVER, AND THE BUYER HEREBY WAIVES ALL RIGHTS, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO DAMAGES OR SPECIFIC PERFORMANCE, TO WHICH IT WOULD

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APPENDIX 2

OTHERWISE BE ENTITLED IN RESPECT THEREOF. THE BUYER SHALL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 TO THE EXTENT THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED SOLELY BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

10.8    [***]

[***]:

(i)	[***], and

(ii)	[***].

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APPENDIX 3

11	INEXCUSABLE DELAY

11.1	[***]

11.1.1	[***]
[***]

11.1.2	[***]
[***]

11.2	[***]

11.2.1	[***]

11.2.2	[***]

11.2.3	[***]

11.2.4	[***]

11.3    [***]

[***]

11.4	[***]

11.4.1	[***]

11.4.2	[***]

11.4.3	[***]

11.5    [***]

[***]

11.6    REMEDIES

THIS CLAUSE 11 AND CERTAIN RELATED PROVISIONS ELSEWHERE IN THIS AGREEMENT SET FORTH THE SOLE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS,

CT1404840_LA 10_Miscellaneous
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APPENDIX 3

INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE, TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF. THE BUYER SHALL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED SOLELY BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

11.7	[***]

11.8	[***]

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APPENDIX 4

20    INDEMNIFICATION AND INSURANCE

20.1	[***]

20.2	[***]:

(A)	[***], and

(B)	[***].

20.3	[***]:

(A)	[***], and

(B)	[***].

20.4
[***] Upon receipt of such notice, the Indemnitor (unless otherwise agreed by the Indemnified Party and the Indemnitor) shall assume and conduct the defense, or settlement, of such claim or suit. [***] Notice of the claim or suit shall be accompanied by all information pertinent to the matter as is reasonably available to the Indemnified Party and shall be followed by such cooperation by the Indemnified Party as the Indemnitor or its counsel may reasonably request, at the expense of the Indemnitor.

If the Indemnitor fails or refuses to assume the defense of any claim or suit notified to it under this Clause 20, the Indemnified Party shall, [***].

20.5    Insurance

[***]:

(A)	[***], and

(B)	[***].

[***]:
(i)    [***],
(ii)    [***], and
(iii)    [***].

1

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APPENDIX 5

21    TERMINATION FOR CERTAIN EVENTS

21.1	Any of the following shall be considered a material breach of, [***]:

(1)
[***], the Buyer or any [***] shall commence any case, proceeding or other action with respect to [***] or the Buyer in any jurisdiction relating to bankruptcy, insolvency, reorganization or relief from debtors or seeking a reorganization, arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts and such case, proceeding or action is not dismissed [***].

(2)
An action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for [***] or the Buyer for all or substantially all of its assets and such action is not stayed or dismissed [***], or the Seller or the Buyer makes a general assignment for the benefit of its creditors.

(3)	An action is commenced against [***].

(4)	[***]

(5)	[***]

(6)
The Buyer fails to make any [***] Payment required to be made pursuant to the Agreement when such payment comes due or fails to make payment [***] required to be made pursuant to Subclause 5.3 of the Agreement.

(7)	[***]

(8)	[***]

(9)	[***]

(10)	[***]

(11)	[***]

21.2	[***]

CT1404840_LA 10_Miscellaneous
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